United States

Securities and Exchange Commission

Washington, DC 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Thrivent Mutual Funds

(Name of Registrant as Specified In Its Charter)

Payment of filing fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Thrivent Mutual Funds

901 Marquette Avenue, Suite 2500

Minneapolis, MN 55402-3211

June 9, 2022

Dear Shareholder:

The Board of Trustees (the “Board”) of Thrivent Mutual Funds (the “Trust”) has scheduled a special meeting of shareholders for July 20, 2022 (with any adjournments, postponements, or delays of the meeting, the “Special Meeting”), with the purpose of voting on a proposal to elect ten nominees named in the attached proxy statement to the Board. Seven nominees are current Trustees of the Trust, and three nominees would, if elected, be new Trustees of the Trust. Please see the enclosed Proxy Statement for information about this proposal.

Due to COVID-19 health and safety concerns, the Special Meeting will be conducted online only on July 20, 2022, at 2:00 p.m. Central Time. You will not be able to attend the meeting in person.

You will be able to attend and participate in the Special Meeting online by visiting register.proxypush.com/TMF, where you will be able to listen to the meeting live, submit questions and vote.

To be admitted to the Special Meeting and vote your shares, you must register in advance at register.proxypush.com/TMF and provide the control number as provided in the proxy card or voting instruction form. Upon completing your registration, you will receive further instructions via email, including unique links to access the Special Meeting and to submit questions in advance of the Special Meeting.

If you are not planning to attend the Special Meeting online, please vote before July 20, 2022, in one of the other ways described below.

Your vote counts! You may vote quickly and easily in any one of these ways:

•	Internet: see the instructions on the enclosed proxy card.

•	Phone: see the instructions on the enclosed proxy card.

•	Mail: use the enclosed proxy card and postage-paid envelope.

•

Attend the virtual Special Meeting: attend the Special Meeting online on July 20, 2022. You can register to attend and vote at the Special Meeting online by following the instructions on the enclosed proxy card.

Thank you for taking these matters seriously and participating in this important process.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Mutual Funds

Important Information on the Proposal

Although we recommend that you read the complete Proxy Statement, we have provided the following questions and answers to clarify and summarize the matter to be voted on (the “Proposal”).

Q: Why is a shareholder meeting being held?

A: Thrivent Mutual Funds (the “Trust”) is holding a special meeting of shareholders of each series of the Trust (each, a “Fund,” and collectively, the “Funds”) to be held virtually on July 20, 2022 (with any adjournments, postponements, or delays of the meeting, the “Special Meeting”), to elect trustees of the Trust’s Board of Trustees (the “Board”). The Proposal, unanimously approved by the Board, is to elect ten nominees named in the attached proxy statement, seven of whom are current Trustees of the Trust, and three nominees who would, if elected, be new Trustees of the Trust (each a “Trustee nominee” and, collectively, the “Trustee nominees”).

Q: Who can vote?

A: Shareholders of the Funds as of May 20, 2022, are entitled to vote at the Special Meeting.

Q: How does the Board recommend I vote on the Proposal?

A: The Board has reviewed the qualifications and backgrounds of the non-incumbent Trustee nominees and believes that the addition of these individuals to the Board would benefit the Trust and its shareholders. The proposed non-incumbent Trustees have extensive relevant professional experience and would be able to provide meaningful oversight of the Trust’s operations and the investment adviser’s efforts to navigate the complexities of today’s financial markets and the evolution of the Trust’s business.

As the financial markets and regulatory framework in which the Trust operates evolve over time, different needs arise. In order to meet these changing needs, the Board wishes to be able to appoint Trustees with the expertise and experience to maintain, and even enhance, the strength of the Board’s oversight of the Trust’s operations. As a result, the Board recommends approval of the Proposal to elect the Board nominees as trustees of the Trust and that you vote “FOR” each Board nominee.

Q: Will my vote make a difference?

A: Yes! Your vote is needed to ensure that the proposal can be acted upon at the Special Meeting. Your immediate response will help save the costs of any further solicitation. We encourage you to participate in the governance of your funds.

Q: Who will pay the costs associated with the proxy solicitation and Special Meeting?

A: The costs of electing trustees are an expense of the Trust and all direct costs associated with the proxy solicitation and Special Meeting, including printing,

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distribution, and any proxy solicitation costs as well as the costs of the Special Meeting, will be borne by the Funds. The costs to the Funds are not expected to exceed $620,169 in the aggregate. Such costs will be allocated among the Funds based upon their respective number of shareholders. Certain indirect costs such as internal resources and support will be borne by the Funds’ investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), or an affiliate.

Q: How can I vote?

A: Shareholders are invited to attend the Special Meeting online to cast their vote. Due to COVID-19 safety concerns, the Special Meeting will be conducted online only and shareholders will not be able to attend in person.

You will be able to attend and participate in the Special Meeting online by visiting register.proxypush.com/TMF, where you will be able to listen to the meeting live, submit questions and vote.

To be admitted to the Special Meeting and vote your shares, you must register in advance at register.proxypush.com/TMF and provide the control number as provided in the proxy card, or voting instruction form. Upon completing your registration, you will receive further instructions via email, including unique links to access the Special Meeting and to submit questions in advance of the Special Meeting.

You may also vote by executing a proxy using one of three methods:

•

Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

Phone: Instructions for casting your vote via phone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Shareholders who execute proxies by Internet, phone or mail may revoke them at any time prior to the Special Meeting by filing with the Trust a written notice of revocation; executing and returning another proxy bearing a later date; voting later by Internet or phone; or participating in the Special Meeting online and providing new voting instructions. Participating in the Special Meeting online will not by itself revoke any previously submitted voting instructions.

Q: How do I attend the Special Meeting online?

A: There is no physical location for the Special Meeting. To attend the Special Meeting online, please visit register.proxypush.com/TMF and follow the instruction as outlined on the website.

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The Special Meeting will be a webcast that you can view on your browser with no plug-ins or downloads required. You can access the Special Meeting online using your computer, tablet or mobile device.

Access to the Special Meeting Online. A live audio webcast of the Special Meeting will begin promptly at 2:00 p.m. Central Time on July 20, 2022. Online access to the audio webcast will open approximately 15 minutes in advance of the meeting start time. You should ensure that you have a strong Wi-Fi connection wherever you intend to participate in the Special Meeting and give yourself plenty of time to log in and ensure that you can hear audio prior to the start of the Special Meeting.

Registration. To attend the Special Meeting online, you must register at register.proxypush.com/TMF. You will receive an email confirming your registration, and you will receive a link with instructions on how to access the Special Meeting approximately one hour prior to its start time. However, you will not be able to join the Special Meeting until 15 minutes before it is scheduled to start.

Q: Who should I call if I have questions about the Proposal?

A: If you need assistance, you may call Mediant Communications at 888-441-3205 from 9:00 a.m. to 6:00 p.m. Eastern Time, Monday through Friday. Your call will be answered by a live representative that can assist you with questions on the proposal or the voting process and accept your vote on a recorded line. Please have your voting instruction card ready when calling.

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Thrivent Aggressive Allocation Fund

Thrivent Balanced Income Plus Fund

Thrivent Diversified Income Plus Fund

Thrivent Global Stock Fund

Thrivent Government Bond Fund

Thrivent High Income Municipal Bond Fund

Thrivent High Yield Fund

Thrivent Income Fund

Thrivent International Allocation Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Value Fund

Thrivent Limited Maturity Bond Fund

Thrivent Low Volatility Equity Fund

Thrivent Mid Cap Growth Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Value Fund

Thrivent Moderate Allocation Fund

Thrivent Moderately Aggressive Allocation Fund

Thrivent Moderately Conservative Allocation Fund

Thrivent Money Market Fund

Thrivent Multidimensional Income Fund

Thrivent Municipal Bond Fund

Thrivent Opportunity Income Plus Fund

Thrivent Small Cap Growth Fund

Thrivent Small Cap Stock Fund

Series of

Thrivent Mutual Funds

901 Marquette Avenue, Suite 2500

Minneapolis, Minnesota 55402-3211

Notice of Special Meeting of Shareholders

to be Held on July 20, 2022

A special meeting of shareholders (with any adjournments, postponements, or delays of the meeting, the “Special Meeting”) of each series of Thrivent Mutual Funds (the “Trust”) listed above (each, a “Fund,” and collectively, the “Funds”) will be held on July 20, 2022, at 2:00 p.m. Central Time. Due to COVID-19 safety concerns, the Special Meeting will be held online only and shareholders will not be able to attend the Special Meeting in person. To participate in the Special Meeting online, shareholders eligible to vote at the Special Meeting must register in advance at register.proxypush.com/TMF and provide the control number as provided in the proxy card or voting instruction form. The Board of Trustees of the Trust has fixed the close of business on May 20, 2022, as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting. Upon completing your registration, you will receive further instructions via email, including unique links to access the Special Meeting, where you will be able to listen to the meeting live, submit questions and vote, and to submit questions in advance of the Special Meeting.

The Special Meeting is being held for the following purposes:

1.

To elect Janice B. Case, Robert J. Chersi, Arleas Upton Kea, Michael W. Kremenak, Paul R. Laubscher, Robert J. Manilla, James A. Nussle, David S. Royal, James W. Runcie and Constance L. Souders, to serve on the Board as Trustees of the Trust.

2.	To transact such other business that may properly be presented at the Special Meeting.

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Shareholders are invited to attend the Special Meeting online to cast their vote. Due to COVID-19 safety concerns, the Special Meeting will be conducted online only and shareholders will not be able to attend in person.

You may also vote by executing a proxy using one of three methods:

•

Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

Phone: Instructions for casting your vote via phone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Shareholders who execute proxies by Internet, phone or mail may revoke them at any time prior to the Special Meeting by filing with the Trust a written notice of revocation; executing and returning another proxy bearing a later date; voting later by Internet or phone; or participating in the Special Meeting online and providing new voting instructions. Participating in the Special Meeting online will not by itself revoke any previously submitted voting instructions.

The Board recommends that you cast your vote FOR the Proposal as described in the Proxy Statement.

Your vote is important

Please return your proxy card or record your voting instructions promptly no matter how many shares you own. To avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by Internet or phone promptly regardless of whether you plan to attend the Special Meeting online.

June 9, 2022

Jill M. Forte

Assistant Secretary

Thrivent Mutual Funds

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Thrivent Aggressive Allocation Fund

Thrivent Balanced Income Plus Fund

Thrivent Diversified Income Plus Fund

Thrivent Global Stock Fund

Thrivent Government Bond Fund

Thrivent High Income Municipal Bond Fund

Thrivent High Yield Fund

Thrivent Income Fund

Thrivent International Allocation Fund

Thrivent Large Cap Growth Fund

Thrivent Large Cap Value Fund

Thrivent Limited Maturity Bond Fund

Thrivent Low Volatility Equity Fund

Thrivent Mid Cap Growth Fund

Thrivent Mid Cap Stock Fund

Thrivent Mid Cap Value Fund

Thrivent Moderate Allocation Fund

Thrivent Moderately Aggressive Allocation Fund

Thrivent Moderately Conservative Allocation Fund

Thrivent Money Market Fund

Thrivent Multidimensional Income Fund

Thrivent Municipal Bond Fund

Thrivent Opportunity Income Plus Fund

Thrivent Small Cap Growth Fund

Thrivent Small Cap Stock Fund

Series of

Thrivent Mutual Funds

901 Marquette Avenue, Suite 2500

Minneapolis, Minnesota 55402-3211

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Thrivent Mutual Funds (the “Trust”) to be used at a special meeting of shareholders (with any adjournments, postponements, or delays of the meeting, the “Special Meeting”) of each series of the Trust listed above (each, a “Fund,” and collectively, the “Funds”). The Special Meeting will be held on July 20, 2022 for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, which are also described below and discussed in greater detail elsewhere in this Proxy Statement. To avoid the additional expense of further solicitation, the Board requests that you complete and mail your enclosed proxy card or record your voting instructions by Internet or phone promptly regardless of whether you plan to attend the Special Meeting online. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy card are first being made available to shareholders on or about June 16, 2022.

Proposal

At the Special Meeting, shareholders will be asked to vote on a proposal to elect Janice B. Case, Robert J. Chersi, Arleas Upton Kea, Michael W. Kremenak, Paul R. Laubscher, Robert J. Manilla, James A. Nussle, David S. Royal, James W. Runcie and Constance L. Souders, to serve on the Board as Trustees of the Trust. In addition, shareholders will be asked to transact such other business that may properly be presented at the Special Meeting (the “Proposal”).

The Proposal, unanimously approved by the Board, is to elect the ten nominees named above (each a “Trustee nominee” and, collectively, the “Trustee nominees”), seven of whom are current Trustees of the Trust, and three nominees who would, if elected, be new Trustees of the Trust.

Quorum and Voting

Who is entitled to vote?

Shareholders of record of each Fund at the close of business on May 20, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.

Shareholders of each Fund of the Trust will vote together with each other Fund of the Trust. Shareholders of a Fund on the Record Date are entitled to one vote for each share held (a fractional share has a fractional vote), with no shares having cumulative voting rights.

The table below reflects the total number of shares of each class of each Fund issued and outstanding as of the Record Date.

Fund	Number of Class A Shares	Number of Class S Shares
Thrivent Aggressive Allocation Fund	66,129,386.15	52,160,171.54
Thrivent Balanced Income Plus Fund	19,608,485.45	13,311,525.04
Thrivent Diversified Income Plus Fund	79,805,120.57	92,280,670.60
Thrivent Global Stock Fund	60,481,662.01	14,933,186.40
Thrivent Government Bond Fund	318,916.27	9,284,371.74
Thrivent High Income Municipal Bond Fund	N/A	3,475,411.45
Thrivent High Yield Fund	83,814,383.32	82,944,111.52
Thrivent Income Fund	32,040,458.53	82,819,324.09
Thrivent International Allocation Fund	12,258,096.55	77,009,411.04
Thrivent Large Cap Growth Fund	26,726,304.71	97,167,203.99
Thrivent Large Cap Value Fund	10,912,959.79	57,351,670.04
Thrivent Limited Maturity Bond Fund	26,330,201.42	94,071,549.93
Thrivent Low Volatility Equity Fund	N/A	2,427,974.72
Thrivent Mid Cap Growth Fund	N/A	1,434,260.03
Thrivent Mid Cap Stock Fund	50,376,140.46	63,081,638.02
Thrivent Mid Cap Value Fund	N/A	1,139,607.79
Thrivent Moderate Allocation Fund	138,633,358.94	98,654,775.00
Thrivent Moderately Aggressive Allocation Fund	152,762,785.35	85,993,956.36
Thrivent Moderately Conservative Allocation Fund	57,396,743.19	42,696,364.32

Fund	Number of Class A Shares	Number of Class S Shares
Thrivent Money Market Fund	377,992,601.31	393,253,810.81
Thrivent Multidimensional Income Fund	N/A	7,486,483.57
Thrivent Municipal Bond Fund	99,360,771.42	36,876,855.39
Thrivent Opportunity Income Plus Fund	22,140,742.29	53,022,204.07
Thrivent Small Cap Growth Fund	N/A	9,532,143.80
Thrivent Small Cap Stock Fund	23,692,234.84	31,768,657.68

How can I vote?

Shareholders are invited to attend the Special Meeting online to cast their vote. Due to COVID-19 safety concerns, the Special Meeting will be conducted online only and shareholders will not be able to attend in person.

You may also vote by executing a proxy using one of three methods:

•

Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

Phone: Instructions for casting your vote via phone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Shareholders who execute proxies by Internet, phone or mail may revoke them at any time prior to the Special Meeting by filing with the Trust a written notice of revocation; executing and returning another proxy bearing a later date; voting later by Internet or phone; or participating in the Special Meeting online and providing new voting instructions. Participating in the Special Meeting online will not by itself revoke any previously submitted voting instructions.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Special Meeting on which no vote is indicated will be voted “FOR” the approval of the Proposal. Proxy votes that are not timely received will not be counted for purposes of quorum or for or against the Proposal. Any shares of a Fund held by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) or any of its affiliates for their own account and any shares held in asset allocation funds managed by Thrivent Asset Mgt. will be voted in proportion to the proxy cards received for all shares participating in the solicitation for the Fund.

The proxy card grants discretion to the persons named as proxies to take such further action as they determine appropriate in connection with any other matter which may properly come before the Special Meeting. The Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

What is the requirement for a quorum?

One-third of the aggregate number of shares of the Trust entitled to vote at the Special Meeting represented at the Special Meeting online or by proxy constitutes a quorum.

What is the voting requirement to pass the Proposal?

Approval of the Proposal requires the affirmative vote of a plurality of the votes cast at the Special Meeting online or by proxy at the Special Meeting at which a quorum is present.

How are abstentions and broker non-votes handled?

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes are disregarded for voting requirement purposes since only votes “FOR” are considered in a plurality voting requirement.

How are voting instructions being solicited?

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about June 16, 2022. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Thrivent Asset Mgt. and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Funds have engaged Mediant Communications (“Mediant”), a professional proxy services firm, to assist in the distribution of proxy materials and additional solicitation (if any) and the tabulation of proxies, pursuant to a Master Agreement with Donnelley Financial LLC, a partner and partial owner of Mediant, which includes a statement of work. Mediant is a subcontractor of Donnelley Financial LLC. The Master Agreement includes provisions for limitation of liability and termination and a statement of work describing Mediant’s obligations with respect to proxy solicitation.

Thrivent Asset Mgt. anticipates that additional solicitation by Mediant will not be necessary. Any direct costs associated with the proxy solicitation and Special Meeting, including printing, distribution, and any proxy solicitation costs as well as the costs of the Special Meeting, will be paid by the Funds while certain indirect costs will be paid by Thrivent Asset Mgt. The costs to the Funds for the distribution of proxy materials and the solicitation and tabulation of proxies are not expected to exceed $620,169. Such costs will be allocated among the Funds based upon their respective number of shareholders. If the Proposal is not approved, the Board will continue to consist of the existing Trustees of the Trust.

We ask that you mail your proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by Internet or phone promptly regardless of whether you plan to attend the online Special Meeting.

Additional Information about the Funds

The Funds’ organizational documents are filed as part of the Trust’s registration statement with the U.S. Securities and Exchange Commission. Shareholders may obtain a prospectus, a statement of additional information and/or annual/semiannual report for the Funds by:

Telephone: 800-847-4836 and say “mutual funds”

Mail: Thrivent Mutual Funds, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001

Internet: thriventfunds.com/mutual-funds/fund-literature.html

Adviser, Principal Underwriter, and Other Service Providers

The Funds are managed by Thrivent Asset Mgt., 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211. Thrivent Asset Mgt. had approximately $29 billion in assets under management as of December 31, 2021. Thrivent Asset Mgt. is an indirect wholly owned subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”). Thrivent Financial and its affiliates have been in the investment advisory business since 1986 and had approximately $155 billion in assets under management as of December 31, 2021. Thrivent Asset Mgt. provides investment research and supervision of the assets for each of the Funds that it manages. For Thrivent International Allocation Fund, Thrivent Asset Mgt. has entered into a subadvisory agreement with a subadviser and pays the subadviser a portion of the net management fee Thrivent Asset Mgt. receives from the Fund. Thrivent Asset Mgt. manages a portion of Thrivent International Allocation Fund’s assets and provides investment research and supervision of these assets. Thrivent Asset Mgt. is also responsible for providing certain administrative and accounting services to the Funds.

The Funds’ principal underwriter and distributor, Thrivent Distributors, LLC (“Thrivent Distributors”), is a Delaware limited liability company organized in 2015. Thrivent Distributors is an indirect wholly owned subsidiary of Thrivent Financial and is located at 901 Marquette Avenue, Minneapolis, Minnesota 55402-3211. Under a Distribution Agreement, Thrivent Distributors sells shares of the Funds as agent for the Trust. Thrivent Distributors offers the Funds’ shares for sale on a continuous basis and has agreed to use its best efforts to secure purchasers for the shares of the Funds. Shares of each Fund are also offered and sold by selected broker-dealers who have selling agreements with Thrivent Distributors.

The custodian for the Funds is State Street Bank and Trust Company (the “Custodian”), One Lincoln Street, Boston, Massachusetts 02111. The Custodian is responsible for safeguarding the Funds’ assets held in the United States and for serving as the Funds’ foreign custody manager.

Thrivent Financial Investor Services Inc., 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211, provides transfer agency and dividend payment services necessary to the Funds.

Control Persons and Principal Holders

The table below identifies the name, address and ownership percentage of each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares (Principal Holders) or 25% or more of a Fund’s outstanding shares (Control Persons). A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the Investment Company Act of 1940 (the “1940” Act) and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Fund’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Fund shareholders. The information provided in the table for each Fund is as of April 30, 2022 and includes affiliates of the Funds and the Funds themselves.

Fund	Shareholder	Percent Owned
Thrivent Aggressive Allocation Fund—Class S	Great -West Trust Company LLC TTEE Thrivent Financial for Lutherans 401K 8525 E Orchard Rd Greenwood Vlg CO 80111-5009	10.28%

Thrivent Diversified Income Plus Fund—Class S	National Financial Svcs Corp for Exclusive Benefit of our Customers FBO 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	9.15%

Thrivent Global Stock Fund—Class S	Thrivent Moderately Aggressive Allocation Fund	9.10%

Thrivent Government Bond Fund—Class S	Thrivent Charitable Impact & Investing 600 Portland Ave S Ste 5100 Minneapolis MN 55415-4402	63.42%
	National Financial Svcs Corp for Exclusive Benefit of our Customers FBO 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	14.73%

Thrivent High Income Municipal Bond Fund—Class S	National Financial Svcs Corp for Exclusive Benefit of our Customers FBO 499 Washington Blvd Fl 5 Jersey City NJ 07310-1995	21.97%

Thrivent High Yield Fund—Class S	National Financial Svcs Corp for Exclusive Benefit of our Customers FBO 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	15.21%
	Thrivent Moderate Allocation Fund	5.58%

Fund	Shareholder	Percent Owned
Thrivent Income Fund—Class S	National Financial Svcs Corp for Exclusive Benefit of our Customers FBO 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	19.51%
	Thrivent Moderate Allocation Fund	12.62%
	Thrivent Moderately Conservative Allocation Fund	7.71%
	Thrivent Moderately Aggressive Allocation Fund	6.98%
	Great -West Trust Company LLC TTEE Thrivent Financial for Lutherans 401K 8525 E Orchard Rd Greenwood Vlg CO 80111-5002	6.77%

Thrivent International Allocation Fund—Class S	Thrivent Moderately Aggressive Allocation Fund	30.67%
	Thrivent Moderate Allocation Fund	16.44%
	Thrivent Aggressive Allocation Fund	15.93%
	Thrivent Financial for Lutherans % HR Employee Benefits Dept #7950 4321 N Ballard Rd Appleton WI 54919-0001	9.37%

Thrivent Large Cap Growth Fund—Class S	National Financial Svcs Corp for Exclusive Benefit of our Customers FBO 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	21.75%
	Thrivent Moderately Aggressive Allocation Fund	16.89%
	Thrivent Moderate Allocation Fund	13.30%
	Thrivent Aggressive Allocation Fund	7.59%

Thrivent Large Cap Value Fund—Class S	National Financial Svcs Corp for Exclusive Benefit of our Customers FBO 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	29.34%
	Thrivent Moderately Aggressive Allocation Fund	17.79%
	Thrivent Moderate Allocation Fund	15.15%
	Thrivent Aggressive Allocation Fund	5.44%
	Thrivent Moderately Conservative Allocation Fund	5.12%

Thrivent Limited Maturity Bond Fund—Class S	National Financial Svcs Corp for Exclusive Benefit of our Customers FBO 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	32.45%

Fund	Shareholder	Percent Owned
Thrivent Low Volatility Equity Fund—Class S	National Financial Svcs Corp for Exclusive Benefit of our Customers FBO 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	11.59%

Thrivent Mid Cap Stock Fund—Class S	National Financial Services Corp for Exclusive Benefit of our Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	15.87%
	Thrivent Moderately Aggressive Allocation Fund	6.60%
	Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	6.34%

Thrivent Multidimensional Income Fund—Class S	National Financial Services Corp for Exclusive Benefit of our Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-1995	32.50%

Thrivent Municipal Bond Fund—Class S	National Financial Svcs Corp for Exclusive Benefit of our Customers FBO 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	11.81%

Thrivent Opportunity Income Plus Fund—Class S	National Financial Svcs Corp for Exclusive Benefit of our Customers FBO 499 Washington Blvd Fl 5 Jersey City NJ 07310-2017	40.35%

Thrivent Small Cap Growth Fund—Class S	National Financial Svcs Corp for Exclusive Benefit of our Customers FBO 499 Washington Blvd Fl 4 Jersey City NJ 07310-1995	73.50%

Thrivent Small Cap Stock Fund—Class S	National Financial Svcs Corp for Exclusive Benefit of our Customers FBO 499 Washington Blvd Fl 4 Jersey City NJ 07310-1995	16.93%
	Charles Schwab & Co Inc Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main St San Francisco CA 94105-1905	9.61%

As of April 30, 2022, the Trustee nominees and officers as a group beneficially owned less than 1% of each class of shares of each Fund.

Proposal: Elect a Board of Trustees of the Trust

Background

The Board is responsible for supervising the management of the Trust. The 1940 Act and rules adopted under the 1940 Act contain provisions requiring that certain percentages of a mutual fund’s board of trustees consist of individuals who are independent of the mutual fund within the meaning of Section 2(a)(19) of the 1940 Act. Current regulations applicable to the Funds require that a majority of the Trust’s Board consist of “Independent Trustees.”

In addition, as a general matter, no individual may serve as a trustee unless that individual was elected as a trustee by the outstanding voting securities of a mutual fund. Vacancies occurring, however, between shareholder meetings may be filled in any otherwise legal manner if, immediately after filling any such vacancy, at least two-thirds of the trustees then holding office shall have been elected to such office by the holders of the outstanding voting securities at a shareholder meeting (the “two-thirds rule”).

The Board currently consists of seven incumbent Trustees, five of whom are Independent Trustees. Five of the seven incumbent Trustees, Janice B. Case, Paul R. Laubscher, James A. Nussle, David S. Royal and Constance L. Souders, have been elected by shareholders at a past shareholder meeting. Because of the two-thirds rule, the Board is not able to appoint the new Trustee nominees because such appointments would result in the Board having less than two-thirds of shareholder-elected Board members.

Reasons for the Proposal

This proposal serves two purposes. First, the Board believes that the Trust and its shareholders would benefit from the expertise of the new Trustee nominees, Ms. Kea, Mr. Manilla and Mr. Runcie, who would be valuable additions to the Board. The new Trustee nominees collectively have significant professional experience, including years of experience in the financial services, banking, and educational industries and related agencies, and would be able to provide meaningful oversight of the Trust’s operations and Thrivent Asset Mgt.’s efforts to navigate the complexities of today’s financial markets and the evolution of the Trust’s business. Each new Trustee nominee’s qualifications and the qualifications of the other Trustee nominees are discussed below.

Second, the election by shareholders of all Trustees at this time will allow the Board to appoint new Trustees, if the need were to arise, and comply with the two-thirds rule.

The Trustee nominees include the seven incumbent Trustees (Ms. Case, Mr. Chersi, Mr. Kremenak, Mr. Laubscher, Mr. Nussle, Mr. Royal, and Ms. Souders) and three non-incumbent nominees (Ms. Kea, Mr. Manilla and Mr. Runcie). At a meeting held on May 18, 2022, the Board recommended and nominated these individuals to serve as Trustees to the Trust, pending shareholder approval. After a thorough search and evaluation of potential candidates, the Governance and Nominating Committee of the Board recommended that the Board nominate the new Trustee nominees to serve as new members of the Board. The Governance and Nominating Committee was assisted by a third-party search firm retained by the independent Trustees, which compiled a list of potential candidates based upon criteria established by the independent Trustees. The Governance and Nominating Committee considered candidates identified by the third-party search firm. If these ten Trustee nominees were to be elected, eight of the ten Trustees would be Independent Trustees. Mr. Kremenak and Mr. Royal, through their positions with Thrivent Asset Mgt., the Trust’s investment adviser, would be interested Trustees. The Board believes that this percentage of Independent Trustees to total Trustees (80%) is appropriate for effective oversight of the Trust. It is important to note that the Chair of the Board, Mr. Laubscher, is an Independent Trustee.

All shares represented by valid proxy cards will be voted in favor of the election of the Trustee nominees, unless authority to vote therefor is withheld. The Trustee nominees named have agreed to serve as Trustees if elected. If for any reason, any of the Trustee nominees should not be available for election as contemplated, the proxies named in the proxy card may, unless otherwise limited, vote the shares represented thereby to elect such substitute nominees, if any, as may be designated by the Board, subject to the applicable provisions of the 1940 Act. This election will help assure continued compliance with 1940 Act provisions regarding the election of Trustees. Background information on all of the Trustee nominees is provided below.

Nominees

Interested Trustees(1)

Name, Address and Year of Birth(2)	Position with Trust and Length of Service(3)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years
David S. Royal (1971)	Chief Investment Officer since 2017; Trustee and President since 2015	65	Executive Vice President, Chief Investment Officer, Thrivent Financial since 2017; President, Mutual Funds since 2015; Vice President, Thrivent Financial from 2015 to 2017	Currently, Director of Thrivent Trust Company, Advisory Board Member of Twin Bridge Capital Partners, Member of Supervisory Committee of Thrivent Credit Union, and Director of YMCA of the North; Director of Children’s Cancer Research Fund until 2019

Name, Address and Year of Birth(2)	Position with Trust and Length of Service(3)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years

Michael W. Kremenak (1978)	Trustee since 2021; Senior Vice President since 2020	65	Senior Vice President and Head of Mutual Funds, Thrivent Financial since 2020; Vice President, Thrivent Financial from 2015 to 2020	Director of People Serving People from 2014 to 2020

Independent Trustees(4)

Janice B. Case (1952)	Trustee since 2011	64	Retired	Independent Trustee of North American Electric Reliability Corporation from 2008 to 2020

Robert J. Chersi (1961)	Trustee since 2017	64	Founder of Chersi Services LLC (consulting firm) since 2014	Director and member of the Audit and Risk Oversight Committees of E*TRADE Financial Corporation and Director of E*TRADE Bank from 2019 to 2020; Lead Independent Director since 2019 and Director and Audit Committee Chair at BrightSphere Investment Group plc since 2016

Arleas Upton Kea (1957)	Trustee Nominee	64	Deputy to the Chairman for External Affairs, FDIC since 2021; Chief Operating Officer and Deputy to the Chairman, FDIC from 2018 to 2021; Director, Administration, FDIC from 1999 to 2018	Board of Directors, Combined Federal Campaign of the National Capital Area since 2021; Board of Directors, University of Texas Alumni Association since 2021; Board of Directors, University of Texas Law School Foundation since 2021

Name, Address and Year of Birth(2)	Position with Trust and Length of Service(3)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years

Paul R. Laubscher (1956)	Trustee since 2009	64	Portfolio Manager for U.S. private real estate and equity and global public equity portfolios, hedge funds and currency of IBM Retirement Funds from 1997 to 2022	None

Robert J. Manilla (1962)	Trustee Nominee	64	Vice President and Chief Investment Officer, The Kresge Foundation since 2007	Board Member of Bedrock Manufacturing Company (a privately held manufacturing and design group) since 2014; Board Member of Sustainable Insight Capital Management LLC (a privately held investment management firm) since 2013; Board Member of Venture Michigan Fund from 2016 to 2020; Board Member of McGowan Charitable fund from 2012 to 2019

James A. Nussle (1960)	Trustee since 2011	64	President and Chief Executive Officer of Credit Union National Association since September 2014; Director of Portfolio Recovery Associates (PRAA) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009	None

Name, Address and Year of Birth(2)	Position with Trust and Length of Service(3)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years

James W. Runcie (1963)	Trustee Nominee	64	Co-Founder and CEO of Partnership for Education Advancement since 2017	Director and Audit Committee Chair of Class Acceleration Corporation since 2021; Board Member of ECMC Group since 2021; Board Member of Student Freedom Initiative, Inc. since 2020

Constance L. Souders (1950)	Trustee since 2007	64	Retired	None

(1)

“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal and Mr. Kremenak are considered interested persons because of their principal occupations with Thrivent Financial.

(2)	The address for each Trustee is 901 Marquette Avenue, Suite 2500, Minneapolis, MN 55402-3211.
(3)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified.
(4)	The Trustees, other than Mr. Royal and Mr. Kremenak, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

Qualifications of the Nominees

Each Trustee nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded, based on each Trustee nominee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other nominees, that each Trustee nominee is qualified to serve on the Board. Among the attributes common to all the Trustee nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Trustees (in the case of the individuals that currently serve as Trustees), the Adviser, the sub-adviser, counsel, the Trust’s independent registered public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. A Trustee nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business, consulting, public service or academic positions, and through experience from service as a board member of the Trust and other funds in the Fund Complex, another fund complex, public companies, or non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each nominee. As used in this Proxy Statement, the Trust, Thrivent Series Fund, Inc., Thrivent Cash Management

Trust, and Thrivent Core Funds are collectively referred to as the “Thrivent Funds,” and together with Thrivent Church Loan and Income Fund the “Fund Complex.”

Interested Trustee Nominees

Michael W. Kremenak. Mr. Kremenak has served as a Trustee on the Board of the Thrivent Funds since 2021. He has served as Senior Vice President of the Thrivent Funds and Thrivent Church Loan and Income Fund since 2020 and is currently Head of Thrivent Mutual Funds. Mr. Kremenak joined Thrivent Financial in 2013 and served as Secretary and Chief Legal Officer of the Thrivent Funds from 2015 through 2020. Before joining Thrivent Financial, Mr. Kremenak worked in the legal department of a large asset management firm. Mr. Kremenak also served on the board of directors of a non-profit organization from 2014 to 2020, including on its Investment Committee.

David S. Royal. Mr. Royal has served as a Trustee on the Board of the Thrivent Funds since 2015. He has over 21 years of experience advising and working for mutual fund complexes. He is currently the President and Chief Investment Officer of the Thrivent Funds, and he has served as Executive Vice President, Chief Investment Officer of Thrivent Financial since 2017. Prior to his current position, Mr. Royal was Deputy General Counsel for Thrivent Financial and the Secretary and Chief Legal Officer of the Thrivent Funds. He has served as President of Thrivent Church Loan and Income Fund since 2018. Before joining Thrivent Financial, Mr. Royal was a partner at an international law firm based in Chicago. Mr. Royal teaches a course at a law school about the investment management industry and also serves on the board of directors of a non-profit organization.

Independent Trustee Nominees

Janice B. Case. Ms. Case has served as a Trustee on the Board of the Thrivent Funds since 2011 and as Chair of the Governance and Nominating Committee since 2012. She has over 40 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director on the board of another fund complex. While a director on that board, she served on board committees, including as chair of the compensation and proxy voting committees, and as a member of the governance/nominating, contract review and audit committees. Ms. Case has also served as a director on several public corporate and non-profit boards.

Robert J. Chersi. Mr. Chersi has served as a Trustee on the Board of the Thrivent Funds and as Chair of the Audit Committee since 2017. He also has been determined by the Board to be an Audit Committee financial expert. Mr. Chersi has over 30 years of experience in the financial services industry and is the founder of Chersi Services LLC, a financial consulting firm. He is currently the Lead Independent Director and Audit Committee Chair at BrightSphere Investment Group plc. Mr. Chersi is also the Executive Director of the Center for Global Governance, Reporting and Regulation of the Lubin School of Business at Pace University and the Helpful Executive in Reach in the Department of Accounting and Information Systems at Rutgers University. He served as a Director of E*TRADE Bank and E*TRADE Financial Corporation from 2019 to 2020.

Arleas Upton Kea. Ms. Kea retired after more than 35 years of government experience at the Federal Deposit Insurance Corporation (FDIC) where she served in various roles, including as the Deputy to the Chairman for External Affairs; Chief Operating Officer and Deputy to the Chairman; Director, Administration; Ombudsman; and in the Legal Division, including as Acting Deputy General Counsel. As a member of FDIC’s leadership team, she served on the operating committee and the compensation committee and led initiatives in strategic planning, risk management, crisis management, business continuity planning, public policy, external affairs, human resources, and diversity, equity and inclusion. She has gained experience as a director on the board of several non-profit organizations.

Paul R. Laubscher. Mr. Laubscher has served as a Trustee on the Board of the Thrivent Funds since 2009, as Chair of the Board since 2019 and as Chair of the Investment Committee since 2022. He also previously served as Chair of the Investment Committee from 2010 through 2018. He is a holder of the Chartered Financial Analyst designation and has over 25 years of experience as a portfolio manager. Mr. Laubscher was formerly a senior investment manager of the retirement fund of a large public technology company.

Robert J. Manilla. Mr. Manilla has over 30 years of experience in the financial services industry, including fifteen years as Vice President and Chief Investment Officer of the Kresge Foundation, a private, national foundation that works to expand opportunities in America’s cities through grantmaking and social investing in arts and culture, education, environment, health, human services and community development in Detroit. Mr. Manilla spent 20 years in the auto industry where he held management roles in product development, sales and marketing, manufacturing, international operations, capital markets and asset management. He has experience as a member on the board of several private, public, and non-profit organizations.

James A. Nussle. Mr. Nussle has served as a Trustee on the Board of the Thrivent Funds since 2011 and as Chair of the Ethics and Compliance Committee since 2022. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget. Mr. Nussle is the President and Chief Executive Officer of the Credit Union National Association, a national trade association for America’s credit unions. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.

James W. Runcie. Mr. Runcie is the Chief Executive Officer of the Partnership of Education Advancement, a not-for-profit organization that provides institutional capacity building support to mission-focused colleges and universities. Mr. Runcie previously served at the US Department of Education as Chief Operating Officer of Federal Student Aid. Prior to his government service, Mr. Runcie was an investment banking executive at several firms including UBS Investment Bank, Bank of America, and Donaldson, Lufkin and Jenrette. Mr. Runcie currently serves on several for-profit and not-for-profit organizations.

Constance L. Souders. Ms. Souders has served as a Trustee on the Board of the Thrivent Funds since 2007 and as Chair of the Contracts Committee since 2010. She also served as the Audit Committee financial expert from 2010 through 2016.

Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund broker-dealer.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Trust and its Funds rests with the Board. The Board has engaged Thrivent Asset Mgt. to manage the Funds on a day-to-day basis. The Board is responsible for overseeing Thrivent Asset Mgt. and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Massachusetts law, other applicable laws and the Trust’s charter documents. The Board is currently composed of seven members, including five Independent Trustees and two Interested Trustees. An “Independent Trustee” is not an “interested person” (as defined in the 1940 Act) of the Trust, while an “Interested Trustee” is. The Board conducts regular meetings four times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities. The Board met five times during the last fiscal year. Each Trustee attended at least 75% of the total number of meetings of the Board of Trustees held during the fiscal year ended October 31, 2021, and, if a member, at least 75% of the total number of meetings of the Committees held during the same period for which he or she served.

The Board has appointed an Independent Trustee to serve in the role of Chair. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Trust and the Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Thrivent Asset Mgt., the subadviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of Thrivent

Asset Mgt., the subadviser and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Trust and the Funds and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a committee, interacts with and reviews reports from, among others, Thrivent Asset Mgt., the subadviser, the Chief Compliance Officer of the Trust, the independent registered public accounting firm for the Trust, and internal auditors for Thrivent Asset Mgt., as appropriate, regarding risks faced by the Trust and its Funds, and Thrivent Asset Mgt.’s risk management functions.

The Audit Committee of the Board, which is composed of all Independent Trustees, oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Trust and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. A representative of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Audit Committee on an as-needed basis (but at least annually). Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through Audit Committee reports. The Audit Committee met five times during the last fiscal year.

The Ethics and Compliance Committee of the Board, which is composed of all Independent Trustees, monitors ethical and compliance risks and oversees the legal and regulatory compliance matters of the Funds. The Ethics and Compliance Committee meets with and receives reports from the Trust’s Chief Compliance Officer, the Trust’s Privacy Officer, the Trust’s Anti-Money Laundering Officer and Thrivent Asset Mgt. personnel on matters relating to the compliance program, the anti-money laundering program, privacy, identity theft prevention, cybersecurity, business continuity planning and other areas. Although the Ethics and Compliance Committee is responsible for overseeing ethical and compliance risks, the entire Board is regularly informed of these risks through Ethics and Compliance Committee reports. The Ethics and Compliance Committee met four times during the last fiscal year.

The Investment Committee of the Board, which is composed of all Independent Trustees, is designed to review investment strategies and risks in conjunction with its review of the Funds’ performance. Although the Investment Committee is responsible for oversight of investment risks, the entire Board is regularly informed of these risks through Investment Committee reports. The Investment Committee met six times during the last fiscal year.

The Contracts Committee of the Board, which is composed of all of the Independent Trustees, assists the Board in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Fund. The Contracts Committee met six times during the last fiscal year.

The Governance and Nominating Committee of the Board, which is composed of all of the Independent Trustees, assists the Board in fulfilling its duties with respect to the governance of the Trust, including the review and evaluation of the composition and operation of the Board and its committees, the annual self-assessment of the Board and its committees and periodic review and recommendations regarding compensation of the Independent Trustees. The Governance and Nominating Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the President of the Trust. The Governance Committee met five times during the last fiscal year.

The Board, either directly or through its committees, oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Adviser. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program pursuant to the provisions of Rule 22e-4, as they relate to the Funds. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board or one of its committees reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board and the Ethics and Compliance Committee regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s annual review of the Trust’s advisory, sub-advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Neither the Trust’s charter documents nor the charter of the Governance and Nominating Committee set forth any specific qualifications to serve as a Trustee. However, the Governance and Nominating Committee has adopted qualification guidelines that the Governance and Nominating Committee may take into account in considering Trustee candidates and a process for evaluating potential candidates. The qualifications that the Governance and Nominating Committee may consider include, but are not limited to, a candidate’s connections to the Christian community, experience on other boards, occupation, business experience, education, knowledge regarding investment matters, diversity of experience, personal integrity and reputation and willingness to devote time to attend and prepare for Board and committee meetings. No one factor is controlling, either with respect to the group or any individual.

Executive Officers

The following information relates to executive officers of the Trust. The officers are appointed by the Board and serve at the discretion of the Board until their successors are duly appointed and qualified. The officers receive no compensation from the Funds but receive compensation in their capacities as officers or employees of Thrivent Asset Mgt. or its affiliates.

Name, Address and Year of Birth(1)	Position with Trust and Length of Service	Principal Occupation During the Past 5 Years
David S. Royal (1971)	Chief Investment Officer since 2017; Trustee and President since 2015	Executive Vice President, Chief Investment Officer, Thrivent Financial since 2017; President, Mutual Funds since 2015; Vice President, Thrivent Financial from 2015 to 2017

Michael W. Kremenak (1978)	Trustee since 2021; Senior Vice President since 2020	Senior Vice President and Head of Mutual Funds, Thrivent Financial since 2020; Vice President, Thrivent Financial from 2015 to 2020

Sarah L. Bergstrom (1977)	Treasurer and Principal Accounting Officer since 2022	Vice President, Chief Accounting Officer/Treasurer—Mutual Funds, Thrivent Financial since 2022; Head of Mutual Fund Accounting, Thrivent Financial from 2017 to 2022; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017

Edward S. Dryden (1965)	Chief Compliance Officer since 2010	Vice President, Chief Compliance Officer—Thrivent Funds, Thrivent Financial since 2018; Director, Chief Compliance Officer—Thrivent Funds, Thrivent Financial from 2010 to 2018

John D. Jackson (1977)	Secretary and Chief Legal Officer since 2020	Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC Global Asset Management (US) Inc. from 2011 to 2017

Name, Address and Year of Birth(1)	Position with Trust and Length of Service	Principal Occupation During the Past 5 Years

Kathleen M. Koelling(2) (1977)	Privacy Officer since 2011	Vice President, Deputy General Counsel, Thrivent Financial since 2018; Privacy Officer, Thrivent Financial since 2011; Anti-Money Laundering Officer, Thrivent Financial from 2011 to 2019; Vice President, Managing Counsel, Thrivent Financial from 2016 to 2018; Senior Counsel, Thrivent Financial from 2002 to 2016

Sharon K. Minta(2) (1973)	Anti-Money Laundering Officer since 2019	Director, Compliance and Anti-Money Laundering Officer of the Financial Crimes Unit, Thrivent Financial since 2019; Compliance Manager of the Financial Crimes Unit, Thrivent Financial from 2014 to 2019

Troy A. Beaver (1967)	Vice President since 2016	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015

Monica L. Kleve (1969)	Vice President since 2019	Vice President, Investment Operations, Thrivent Financial since 2019; Director, Investments Systems and Solutions, Thrivent Financial from 2002 to 2019

Andrew R. Kellogg (1972)	Vice President since 2022	Director, Strategic Partnerships, Thrivent Financial since 2021; Director, Client Relations, SS&C/DST Systems, Inc. from 2016 to 2021

Jill M. Forte (1974)	Assistant Secretary since 2016	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017

Name, Address and Year of Birth(1)	Position with Trust and Length of Service	Principal Occupation During the Past 5 Years

Richard L. Ramczyk(2) (1976)	Assistant Treasurer since 2022	Director, Fund Accounting and Valuation, Thrivent Financial since 2022; Manager, Mutual Fund Accounting Operations, Thrivent Financial from 2011 to 2022

(1)	Unless otherwise noted, the address for each Officer is 901 Marquette Avenue, Suite 2500, Minneapolis, MN 55402-3211.
(2)	The address for this officer is 4321 North Ballard Road, Appleton, WI 54913.

Beneficial Interest in the Funds by Trustees

The following tables provide information, as of December 31, 2021, regarding the dollar range of beneficial ownership by each incumbent and non-incumbent Trustee nominee in each series of the Trust. The dollar range shown in the third column reflects the aggregate amount of each Trustee nominee’s beneficial ownership in all registered investment companies within the Thrivent Funds that are (or would be, if elected) overseen by the Trustee nominee. For Independent Trustees only, the second and third columns include each Trustee’s deferred compensation, which is effectively invested in the Trust. For more information on the deferred compensation plan, see “Compensation of Trustees” below.

Interested Trustees

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
David S. Royal	Thrivent Aggressive Allocation Fund	Over $100,000	Over $100,000
	Thrivent Income Fund	$1-$10,000
	Thrivent Large Cap Value Fund	$50,001-$100,000
	Thrivent Mid Cap Growth Fund	$10,001-$50,000
	Thrivent Mid Cap Stock Fund	$50,001-$100,000
	Thrivent Opportunity Income Plus Fund	$10,001-$50,000
	Thrivent Small Cap Growth Fund	Over $100,000
	Thrivent Small Cap Stock Fund	$50,001-$100,000

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies

Michael W. Kremenak	Thrivent Aggressive Allocation Fund	$50,001-$100,000	Over $100,000
	Thrivent Limited Maturity Bond Fund	Over $100,000
	Thrivent Mid Cap Stock Fund	$10,001-$50,000
	Thrivent Small Cap Growth Fund	$10,001-$50,000
	Thrivent Small Cap Stock Fund	Over $100,000

Independent Trustees

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Janice B. Case	Thrivent Aggressive Allocation Fund	Over $100,000	Over $100,000
	Thrivent Diversified Income Plus Fund	$10,001-$50,000
	Thrivent High Yield Fund	$10,001-$50,000
	Thrivent International Allocation Fund	$1-$10,000
	Thrivent Moderate Allocation Fund	$50,001-$100,000
	Thrivent Moderately Aggressive Allocation Fund	$1-$10,000
	Thrivent Municipal Bond Fund	$10,001-$50,000

Robert J. Chersi	Thrivent Aggressive Allocation Fund	$50,001-$100,000	Over $100,000
	Thrivent Diversified Income Plus Fund	$50,001-$100,000
	Thrivent Mid Cap Stock Fund	$10,001-$50,000
	Thrivent Moderately Aggressive Allocation Fund	Over $100,000
	Thrivent Small Cap Stock Fund	Over $100,000

Arleas Upton Kea	None	None	None

Paul R. Laubscher	Thrivent Moderately Aggressive Allocation Fund	Over $100,000	Over $100,000

Robert J. Manilla	None	None	None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies

James A. Nussle	Thrivent Diversified Income Plus Fund	$10,001-$50,000	Over $100,000
	Thrivent International Allocation Fund	$50,001-$100,000
	Thrivent Large Cap Value Fund	Over $100,000
	Thrivent Mid Cap Stock Fund	Over $100,000
	Thrivent Small Cap Stock Fund	$50,001-$100,000

James W. Runcie	None	None	None

Constance L. Souders	Thrivent Moderately Aggressive Allocation Fund	Over $100,000	Over $100,000

Material Transactions with Independent Trustees

No Independent Trustee of the Trust or any immediate family member of an Independent Trustee has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser, the principal underwriter, or a subadviser for the Funds, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser, the principal underwriter, or a subadviser for the Funds exceeding $120,000. In addition, no Independent Trustee of the Trust or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Trust; an officer of the Trust; an investment company or an officer of any investment company having the same investment adviser, subadviser or principal underwriter as the Funds as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with the investment adviser, subadviser or principal underwriter of the Funds; the Funds’ investment adviser or principal underwriter; an officer of the Funds’ investment adviser or principal underwriter; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Funds (an “Associated Person”). No Independent Trustee of the Trust or a member of the immediate family of an Independent Trustee has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

Compensation of Trustees

The following table provides the amounts of compensation paid to the Trustee nominees either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended October 31, 2021. Each of the Trustee nominees currently serves as a member of the Board except for Arleas Upton Kea, Robert J. Manilla, and James W. Runcie, who were each nominated to serve on the Board effective after the most recently completed fiscal year end and calendar year end December 31, 2021. Accordingly, the tables below reflect that Ms. Kea, Mr. Manilla and Mr. Runcie did not receive any compensation from the Funds during their most recently completed fiscal year or from any of the Funds during calendar year ended on December 31, 2021:

Name of Trustee(1)	Aggregate Compensation from Trust	Total Compensation Paid by Trust and Fund Complex
Interested Trustees
Michael W. Kremenak	$0	$0

David S. Royal	$0	$0

Independent Trustees
Janice B. Case	$96,678	$247,500

Robert J. Chersi	$104,494	$267,500

Arleas Upon Kea	$0	$0

Paul R. Laubscher	$120,127	$307,500

Robert J. Manilla	$0	$0

James A. Nussle	$88,862	$227,500

James W. Runcie	$0	$0

Constance L. Souders	$96,678	$247,500

(1)

The Trust has adopted a deferred compensation plan for the benefit of the Independent Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Trust. Compensation deferred is effectively invested in the Thrivent Mutual Funds, the allocation of which is determined by the individual Trustee. The Trustees participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Trustee’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. For compensation paid during the fiscal year ended October 31, 2021, the total amount of deferred compensation payable to the Trustees was $0.

Shareholder Communications

Shareholders may contact the Board, or any individual Trustee, by sending a letter to:

Board of Trustees

Thrivent Mutual Funds

901 Marquette Avenue, Suite 2500

Minneapolis, MN 55402-3211

Independent Accountants

The Trust has retained PricewaterhouseCoopers LLP (“PwC”) as its independent public accountants for the fiscal year ending October 31, 2021. Representatives of PwC are not expected to be present at the Special Meeting but are expected to be available by telephone should the need for consultation arise. Representatives of PwC shall have the opportunity to make a statement at the Special Meeting if they so desire.

The following table presents the aggregate fees billed to Funds with December 31st fiscal year-ends (i.e., Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund (collectively, the “12/31 Funds”)) for the fiscal years ended December 31, 2020 and December 31, 2021 by PwC for professional services rendered for the audit of the Trust’s annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/20	12/31/21
Audit Fees	$44,419	$45,419
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,579	$13,612
All Other Fees(3)	$3,600	$3,600

Total	$58,598	$62,631

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to all Funds (other than the 12/31 Funds) for the fiscal years ended October 31, 2021 and October 31, 2020 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Fund and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$547,906	$522,321
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$121,659	$156,538
All Other Fees(3)	$3,600	$3,600

Total	$673,165	$682,459

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Trust’s audit committee charter provides that the audit committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The audit committee also is responsible for pre-approval (subject to certain de minimis exceptions for non-audit services described in applicable regulations) of all non-auditing services performed for the Trust or an affiliate of the Trust. In addition, the Trust’s audit committee charter permits a designated member of the audit committee to pre-approve, between committee meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. The Trust’s audit committee pre-approved all fees described above that PwC billed to the Trust.

Less than 50% of the hours billed by PwC for auditing services to the Trust for each Fund’s last fiscal year was for work performed by persons other than full-time permanent employees of PwC. In addition, the Trust’s audit committee has considered the non-audit services provided to the Trust, the Trust’s investment adviser and their affiliates and determined that these services do not compromise PwC’s independence.

Required Vote

A plurality of the total votes cast at the Special Meeting online or by proxy at the Special Meeting at which a quorum is present is required for the election of each Trustee nominee. Shareholders of all Funds will vote together as a single class on the Proposal.

Recommended Shareholder Action

The Board unanimously recommends that shareholders vote FOR all Trustee nominees. If the Proposal is not approved, the Board will continue to consist of the current Trustees of the Trust.

Other Information

Other Matters to Come Before the Special Meeting

The Board does not know of any matters to be considered at the Special Meeting other than those described above. If any other matters are properly brought before the Special Meeting, the proxies identified on the proxy card intend to vote Fund shares on such matters in accordance with their best judgment.

Possible Adjournment

In the event that sufficient votes to approve the Proposal are not received at the Special Meeting, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such Proposal, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors.

Annual or Special Meetings of Shareholders

There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211. Shareholder proposals should be received in a reasonable time before the solicitation is made.

June 9, 2022

Date of Proxy Statement

Appendix A

Thrivent Mutual Funds,

Thrivent Series Fund, Inc.

Thrivent Cash Management Trust

Thrivent Core Funds

Thrivent ETF Trust

Governance and Nominating Committee Charter

Committee Membership

The Governance and Nominating Committee (the “Committee”) of the Board of Directors and Trustees (collectively, the “Directors”) of Thrivent Mutual Funds, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, Thrivent Core Funds and Thrivent ETF Trust (herein referred to collectively, including each series thereof, as the “Funds”) shall be composed entirely of Directors who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940, as amended (“Independent Directors”) who are designated for membership from time to time by the Board of Directors. Nominations for Chairperson of the Committee shall be made by the Committee to the full Board. Appointment as Chairperson shall be made by a vote of the full Board of Directors. The full Board shall approve additional members or their successors.

Purposes

The purposes of the Committee are to assist the Board with matters related to:

1.	Periodic review and evaluation of the composition and operation of the Board and its committees, including nomination of chairpersons of the committees;

2.	Annual self-assessment of the Board and its committees;

3.	Annual review and recommendations regarding compensation of the Independent Directors;

4.	Oversight and undertaking of the search process to select and recommend candidates for Board membership; and

5.	Periodic review and recommendations regarding other matters related to the governance of the Funds.

Committee Authority and Responsibilities

To carry out its purposes, the Committee shall have the following authority and responsibilities:

1.	To consider and make recommendations to the Board regarding the proper size, structure and composition of the Board;

2.	To consider, as it deems necessary or appropriate, the criteria and qualifications for persons to fill existing or newly created vacancies on the Board of Directors and to oversee the search and nomination process and recommend to the Board individuals to be nominated for appointment or election as an Independent Director;

3.

To oversee the process for the annual distribution of the director questionnaire, monitor the status of existing Directors as Independent Directors and address potential “interested person” issues with the assistance of legal counsel;

4.	To oversee matters related to D&O insurance and fidelity bond coverage and costs;

5.	To recommend to the Board committee appointments and nominees for chairperson of each committee;

6.	To consider and determine the amount and structure of compensation to be paid by the Funds to the Independent Directors and to address Independent Director compensation-related matters;

7.

To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisors, experts or consultants, that may be engaged by the Board of Directors or Independent Directors, other than as may be engaged directly by another committee, and to determine compensation to be paid to such persons;

8.

To monitor and evaluate, from time to time, and recommend changes to the policies for the Independent Directors, as appropriate, including, but not limited to, any policy relating to retirement and Directors’ investment in the Funds;

9.	To oversee meeting logistics on behalf of the Independent Directors, subject to the approval by the Board chairperson, including the setting of meeting dates and meeting location;

10.	To oversee matters pertaining to initial board orientation and on-going board continuing education;

11.	To coordinate and administer an annual self-assessment of the Board and its committees;

12.	To oversee the review of the charters of the Board’s committees; and

13.	Perform such other functions as from time to time may be assigned by the Board.

In the exercise by the Committee of the authority provided by this charter, each Committee member shall be entitled to rely on the accuracy of the information provided to the Committee by the Funds’ officers and internal and external service providers, and it is not the duty or responsibility of members to verify this information.

The Committee may form and delegate any portion of its authority to subcommittees consisting of one or more members when appropriate, provided that decisions of such subcommittee will be presented to the full Committee at its next scheduled meeting.

Committee Meetings

The Committee will meet as often as it deems appropriate, with or without management, but at least annually. The Committee shall have access to such officers,

service providers to the Funds and legal counsel as it deems necessary to carry out its responsibilities. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain advisors, experts or consultants at the Funds’ expense.

A majority of the Committee members shall constitute a quorum. Except where prescribed differently by law: (i) any action or decision of the Committee requires the vote of a majority of the Committee members then in attendance at any Committee meeting provided a quorum is present (or by such other means as authorized by the Funds’ Declaration of Trusts, Articles of Incorporation or Bylaws) and (ii) participation may be telephonic. The Committee may hold special meetings as circumstances require. Minutes of each Committee meeting shall be maintained as part of the Committee’s record.

Governance

The Committee Chairperson shall be responsible for leadership of the Committee, including scheduling of meetings, setting agendas, presiding over Committee meetings and making reports to the Board of Directors, as the Chairperson determines to be appropriate.

Review

The Committee shall review this charter at least annually and recommend any changes to the full Board of Directors. The charter, including any amendments thereto, shall be maintained in the records of the Funds.

Last Revised: February 23, 2022

INTERNET Go To: www.proxypush.com/THR or scan the QR code below. • Read the Proxy Statement and have your proxy card PO BOX 8035 CARY, NC 27512 at hand. • Follow the simple instructions to record your vote. PHONE Call 1-866-520-3408 toll free. • Read the Proxy Statement and have your proxy card at hand. • Use any touch-tone telephone. • Follow the simple recorded instructions MAIL • • Read the Proxy Statement. Mark, sign and date your proxy card. • Fold and return your proxy card in the postage-paid envelope provided with the address below showing through the window. • ATTEND THE VIRTUAL SPECIAL MEETING Register to attend and vote at the virtual Special Meeting at re.ister.proxypush.com/TMF and follow the instructions. PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 Please fold here—Do not separate Thrivent Mutual Funds SPECIAL MEETING OF SHAREHOLDERS ON JULY 20, 2022 Special Meetin. to be held live via the Internet—please visit www.proxypush.com/THR for more details. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THRIVENT MUTUAL FUNDS The undersigned, having received notice of a special meeting of shareholders to be held virtually on July 20, 2022 at 2:00 p.m. Central Time (with any adjournments, postponements, or delays of the meeting, the “Special Meeting”) of each a series of Thrivent Mutual Funds (the “Trust”) listed on the reverse side (each, a “Fund” and collectively, the “Funds”) and the related Proxy Statement, hereby appoints John D. Jackson and Jill M. Forte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Special Meeting. The undersigned hereby revokes any and all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Special Meeting by executing a subsequent proxy card, voting later by Internet or phone, filing written notice to the Trust, or by voting online at the Special Meeting. This proxy will be voted as instructed. Proxies received on which no vote is indicated will be voted “FOR” the approval of the proposal. The persons named as proxies are authorized in their discretion to vote upon such other matters as may properly come before the Special Meetin.. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD BELOW, MARK ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Signature and Title, if applicable Additional Signature (if held jointly) Scan code for mobile voting Date PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE PXY-TMF-V5

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

PLEASE VOTE YOUR PROXY TODAY!

1. Elect a Board of Trustees of the Trust

Interested Trustees:

(01) Michael W. Kremenak
(02) David S. Royal

Independent Trustees:

(03) Janice B. Case
(04) Robert J. Chersi
(05) Arleas Upon Kea
(06) Paul R. Laubscher
(07) Robert J. Manilla
(08) James A. Nussle
(09) James W. Runcie
(10) Constance L. Souders

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	
Fund 1	☐	☐	☐	____	Fund 2	☐	☐	☐	____
Fund 3	☐	☐	☐	____	Fund 4	☐	☐	☐	____
Fund 5	☐	☐	☐	____	Fund 6	☐	☐	☐	____
Fund 7	☐	☐	☐	____	Fund 8	☐	☐	☐	____

PXY-TMF-VS

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Re.ardin. the Availability of Proxy Materials for the Special Meetin. of Shareholders to be Held on July 20, 2022. The Proxy Statement for this Special Meetin. is available at: www.proxypush.com/THR PLEASE VOTE YOUR PROXY TODAY! 1. Elect a Board of Trustees of the Trust Interested Trustees: Independent Trustees: (01) Michael W. Kremenak (03) Janice B. Case (06) Paul R. Laubscher (09) James W. Runcie (02) David S. Royal (04) Robert J. Chersi (07) Robert J. Manilla (10) Constance L. Souders (05) Arleas Upon Kea (08) James A. Nussle FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT Fund 1 Fund 2 Fund 3 Fund 4 Fund 5 Fund 6 Fund 7 Fund 8 (Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) above.) PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE PXY-TMF-V5